UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Tel-Instrument Electronics Corp. (“TIC”), pursuant to the Charter of the Audit Committee, considers and recommends to the Board on an annual basis, the selection of an independent registered public accounting firm (“Independent Auditor”) for TIC. BDO USA LLP (“BDO”) has served as TIC’s Independent Auditor since 2003. In May 2019, the Board and the Audit Committee determined that it would be in the best interest of the Company and its shareholders to solicit bids from other independent accounting firms, including BDO. Management of TIC was given the authority to implement this change. In making this decision, management considered, among other reasons, the tenure of BDO as TIC’s Independent Auditor, the possible benefits of having a new Independent Auditor perform this work, and the price of the work to be performed. After an evaluation process and as approved by the Chairman of the Audit Committee, on August 21, 2019 BDO was dismissed, and the Company simultaneously appointed and approved the engagement of Friedman LLP (“Friedman”) as TIC’s new Independent Auditor.

Other than the reports of BDO on the financial statements of TIC for the fiscal years ended March 31, 2019 and 2018 indicating an expression of substantial doubt as to TIC’s ability to continue as a going concern, the reports of BDO on the financial statements of TIC for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the years ended March 31, 2019 and 2018, and through August 21, 2019, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to BDO’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. For the years ended March 31, 2019 and 2018, and through the interim period ended August 21, 2019, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

(b)	Engagement of New Certifying Accountant

Effective August 21, 2019, Friedman was engaged as the Registrant’s independent auditors, commencing with the quarter ended September 30, 2019.

During the years ended March 31, 2019 and 2018 and through August 21, 2019 (the date Friedman was appointed), the Company did not consult Friedman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided BDO with a copy of the disclosures in this Current Report on Form 8-K disclosing the dismissal of BDO and requested in writing BDO furnish TIC with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BDO’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of BDO LLP, dated August 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: August 26, 2019	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer